SA FUNDS – Investment Trust

SA Worldwide Moderate Growth Fund

Supplement dated September 19, 2022 to the Prospectus
dated October 28, 2021, as supplemented from time to time

This Supplement amends information in the SA Worldwide Moderate Growth Fund Prospectus of the SA Funds – Investment Trust (“Trust”), dated October 28, 2021. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

Effective October 26, 2022, the first two sentences of the last paragraph of the “Investment Profile of the Allocation Fund” are deleted.

You should retain this Supplement for future reference.

SA Funds – Investment Trust
SEC file number: 811-09195